Sale Of Vision Bank Business - Schedule of Assets Purchased and Liabilities Assumed in Vision Bank Disposition (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Feb. 16, 2012 Vision Bank
Assets sold
Cash and due from banks			$ 20,711
Loans			355,750
Allowance for loan losses			(13,100)
Net loans			342,650
Fixed assets			12,496
Other assets			4,612
Total assets sold			380,469
Liabilities sold
Deposits			522,856
Other liabilities			2,049
Total liabilities	$ 5,992,437	$ 6,229,881	$ 524,905